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                                                                   EXHIBIT 10.35


                           [LETTERHEAD APPEARS HERE]




March 13, 1997

Erpe Ernst Pelz Vertriebs GmbH                                   Via Facsimile
Empe Ernst Pelz GmbH & Co. KG                                    (08171/381-207)
Dieselweg 10
82538 Geretsried
Germany
Attention: Dr. Gerd Siekmann

     Re:  Purchaser Election by Cambridge Industries, Inc.

Dear Dr. Siekmann:

Reference is made to the Joint Venture Agreement dated as of March 4, 1994 among Cambridge Industries, Inc. ("Cambridge"), Erpe Ernst Pelz Vertriebs GmbH ("Erpe") and Empe Ernst Pelz GmbH & Co. KG ("Empe") (the "Joint Venture Agreement").

Pursuant to Section 6.A. of the Joint Venture Agreement, Cambridge hereby makes the following Purchase Election: Cambridge elects to purchase all of the outstanding shares of CE Automotive Trim Systems, Inc., a Michigan corporation ("CEATS"), held by Erpe and Empe, or either of them, for a purchase price of $25,000.00 (representing Empe and Erpe's capital contribution in CEATS), payable in United States funds in cash at closing.

Please contact me or Peter Hermann at your earliest convenience to make arrangements to complete this transaction.

Respectfully,

CAMBRIDGE INDUSTRIES, INC.

/s/ Richard S. Crawford

Richard S. Crawford, Chairman of the Board



cc:  Astrid Mayer-Krumenacker, Assessorin
     Dieselweg 10
     82538 Geretsried
     Germany
     Facsimile 08171/381-359